POWER OF ATTORNEY


 The undersigned does hereby nominate, constitute and appoint Charles K. Mosher the undersigned's true lawful attorney and agent to do any and all things and execute and file any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable the undersigned
 (in the undersigned's individual capacity or in any other capacity) to comply with the Securities
 Exchange Act of 1934, as amended (the "Exchange Act") and the Securities Act of 1933, as amended (the
"Securities Act") and any requirements of the
 United States Securities and Exchange Commission
(the "SEC')in respect thereof, in connection with the preparation, execution and/or filing of (i) any report or statement of beneficial ownership or changes in beneficial ownership of securities of WSFS Financial
Corporation, a Delaware corporation (the "Company"), that the undersigned (in the undersigned's individual capacity or in any other capacity) may be required to file pursuant to Section 16(a) of the Exchange Act, including any report or statement on Form 3, Form 4 or Form 5, or to any amendment thereto,
 (ii) any report or notice required under Rule 144 of the Securities Act, including Form 144, or any amendment thereto, and (iii) any and all other documents or instruments that may be necessary or desirable in connection with or in furtherance of any of the foregoing, including Form ID, or any amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required pursuant to
 Section 16(a) of the Exchange Act or any rule or regulation of the SEC, such power and authority to extend to any form or forms adopted by the SEC in lieu of or in addition to any of the foregoing and to include full power and authority to sign the undersigned's name in his or her individual capacity or otherwise, hereby ratifying and confirming all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.
This authorization shall supersede
 all prior authorizations to act for the undersigned with respect to securities of the Company in such matters, which prior authorizations are hereby revoked, and shall remain in effect until revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of January, 2025.



/s/ Janes J Wechsler III
James J Wechsler III